FocusShares Trust

Supplement dated October 6, 2008
to the Prospectus dated November 28, 2007

FocusShares ISE Homebuilders Index Fund (Ticker Symbol: SAW)
FocusShares ISE SINdex Fund (Ticker Symbol: PUF)
FocusShares ISE-CCM Homeland Security Index Fund (Ticker Symbol: MYP)
FocusShares ISE-Revere Wal-Mart Supplier Index Fund (Ticker Symbol: WSI)

This Supplement should be retained and read in conjunction with the Prospectus. Capitalized terms not otherwise defined herein have the meanings set forth in the Prospectus.

This Supplement to the Prospectus and Statement of Additional Information for the Shares of the FocusShares ISE Homebuilders Index Fund, the FocusShares ISE SINdex Fund, the FocusShares ISE-CCM Homeland Security Index Fund and the FocusShares ISE-Revere Wal-Mart Supplier Index Fund (together, the “Funds”), each a series of FocusShares Trust (the “Trust”), is to notify shareholders, potential investors and other interested parties that the Funds will discontinue operations and be liquidated as of October 31, 2008.

The Board of Trustees of the Trust, in consultation with the Funds’ investment advisor, FocusShares, LLC (“Advisor”), determined at a meeting of the Board of Trustees of the Trust, held on October 6, 2008, to discontinue and liquidate each Fund as of October 31, 2008 based on, among other factors, the Advisor’s belief that it would be in the best interests of each Fund and its shareholders.

October 17, 2008 will be the last day of trading on the NYSE Arca for Shares of the Funds and the last day on which Creation Unit aggregations of the Shares may be purchased or redeemed. NYSE Arca will halt trading in the Shares of the Funds before the open of trading on October 20, 2008, and the Funds will be closed to new investment as of that date. Shareholders may sell their Shares on or prior to October 17, 2008 subject to typical transaction fees and charges. From October 20, 2008 through October 31, 2008, shareholders may be able to sell their Shares to certain broker-dealers off the exchange who may determine to continue to purchase such Shares in the secondary market, but there can be no assurance that any broker-dealer will be willing to purchase such Shares or that there will be a market for the Shares of the Funds. All shareholders remaining on October 31, 2008 will receive cash equal to the amount of the net asset value of their Shares as of October 31, 2008, which will include any capital gains and dividends into the cash portion of their brokerage accounts. Fund shareholders remaining on October 31, 2008 will not incur transaction fees in connection with the liquidation of their Shares. Other costs of closing the Funds will be borne by the Advisor. In addition, the Advisor will continue to waive fees and reimburse expenses of each Fund, as necessary, in order to maintain the Funds' fees and expenses at their current level, as specified in the Prospectus.

Effective immediately, each of the Funds will be in the process of liquidating their portfolios. As a result, each such Fund will no longer pursue its investment objective of seeking to track the performance of its respective Underlying Index. Transaction costs incurred by each Fund in liquidating its portfolio will be included in the Fund’s net asset value.

Shareholders should direct any questions about their account to the Distributor at (866) 453-5199.

Investors Should Retain This Supplement for Future Reference